VA SOFTWARE CORPORATION

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of  JANUARY 31, 2007
(In thousands, unaudited)

	VA Software Historical	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash, cash equivalents, & current short term investments	$51,115	$—		$51,115
Accounts receivable	5,807	(1,303)	(b)	4,504
Inventories	2,462	—		2,462
Prepaid expenses and other current assets	1,583	(155)	(a)	1,428
Total current assets	60,967	(1,458)		59,509
Property and equipment, net	1,232	(63)	(a)	1,169
Long-term investments, including long-term restricted cash	5,972	—		5,972
Other assets	1,005	—		1,005
Total assets	$69,176	$(1,521)		$67,655

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,219	$(5)	(b)	$2,214
Accrued restructuring liabilities, current portion	1,593	—		1,593
Deferred revenue	2,357	(1,736)	(a)	621
Accrued liabilities and other	3,098	(608)	(b)	2,490
Total current liabilities	9,267	(2,349)		6,918
Accrued restructuring liabilities, net of current portion	3,718	—		3,718
Other long-term liabilities	1,097	(103)	(a)	994
Total liabilities	14,082	(2,452)		11,630
Stockholders’ equity:
Common stock	68	—		68
Additional paid-in capital	794,504	—		794,504
Accumulated other comprehensive loss	(19)	—		(19)
Accumulated deficit	(739,459)	931	(a)	(738,528)
Total stockholders’ equity	55,094	931		56,025
Total liabilities and stockholders’ equity	$69,176	$(1,521)		$67,655

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

VA SOFTWARE CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FROM CONTINUING OPERATIONS
Six Months Ended January 31, 2007
(In thousands, except per share amounts, unaudited)

	VA Software Historical	SFEE Business (c)	Pro Forma Adjustments		Pro Forma

Net revenue:
Online Media revenue	$7,530	$—	$—		$7,530
E-commerce revenue	17,738	—	—		17,738
Software revenue	3,856	(3,856)	—		—
Total net revenue	29,124	(3,856)	—		25,268
Cost of revenue:
Online Media cost of revenue	2,290	—	29	(d)	2,319
E-commerce cost of revenue	13,151	—	—		13,151
Software cost of revenue	744	(744)	—		—
Total cost of revenue	16,185	(744)	29		15,470
Gross margin	12,939	(3,112)	(29)		9,798
Operating expenses:
Sales and marketing	5,530	(2,669)	62	(d)	2,923
Research and development	2,957	(1,131)	61	(d)	1,887
General and administrative	4,108	(1,252)	1,530	(d)	4,386
Amortization of intangible assets	2	—	—		2
Total operating expenses	12,597	(5,052)	1,653		9,198
Income from operations	342	1,940	(1,682)		600
Other income, net	1,431	—	—		1,431
Income from continuing operations before income taxes	1,773	1,940	(1,682)		2,031
Provision for income taxes	137	(82)	—		55
Income from continuing operations	1,636	2,022	(1,682)		1,976
Income per share from continuing operations:
Basic	$0.02				$0.03
Diluted	$0.02				$0.03
Shares used in per share calculations:
Basic	66,056				66,056
Diluted	68,666				68,666

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

VA SOFTWARE CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FROM CONTINUING OPERATIONS
Year Ended July 31, 2006
(In thousands, except per share amounts, unaudited)

	VA Software Historical	SFEE Business (c)	Pro Forma Adjustments		Pro Forma

Net revenue:
Online Media revenue	$13,242	$—	$—		$13,242
E-commerce revenue	20,416	—	—		20,416
Software revenue	9,974	(9,974)	—		—
Total net revenue	43,632	(9,974)	—		33,658
Cost of revenue:
Online Media cost of revenue	3,732	—	95	(d)	3,827
E-commerce cost of revenue	15,605	—	—		15,605
Software cost of revenue	1,334	(1,334)	—		—
Total cost of revenue	20,671	(1,334)	95		19,432
Gross margin	22,961	(8,640)	(95)		14,226
Operating expenses:
Sales and marketing	9,968	(5,531)	184	(d)	4,621
Research and development	6,197	(3,184)	82	(d)	3,095
General and administrative	7,115	(2,613)	3,361	(d)	7,863
Amortization of intangible assets	4	—	—		4
Total operating expenses	23,284	(11,328)	3,627		15,583
Loss from operations	(323)	2,688	(3,722)		(1,357)
Other income, net	1,638	—	—		1,638
Income from continuing operations before income taxes	1,315	2,688	(3,722)		281
Provision for income taxes	—	(82)	—		(82)
Income from continuing operations	1,315	2,770	(3,722)		363
Income per share from continuing operations:
Basic	$0.02				$0.01
Diluted	$0.02				$0.01
Shares used in per share calculations:
Basic	62,328				62,328
Diluted	64,704				64,704

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

VA SOFTWARE CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FROM CONTINUING OPERATIONS
Year Ended July 31, 2005
(In thousands, except per share amounts, unaudited)

	VA Software Historical	SFEE Business (c)	Pro Forma Adjustments		Pro Forma

Net revenue:
Online Media revenue	$8,130	$—	$—		$8,130
E-commerce revenue	14,918	—	—		14,918
Software revenue	7,555	(7,555)	—		—
Total net revenue	30,603	(7,555)	—		23,048
Cost of revenue:
Online Media cost of revenue	3,320		134	(d)	3,454
E-commerce cost of revenue	11,591		—		11,591
Software cost of revenue	1,028	(1,028)	—		—
Other cost of revenue	—	—	—		—
Total cost of revenue	15,939	(1,028)	134		15,045
Gross margin	14,664	(6,527)	(134)		8,003
Operating expenses:
Sales and marketing	9,828	(6,305)	160	(d)	3,683
Research and development	5,759	(3,725)	95	(d)	2,129
General and administrative	5,686	(1,888)	2,990	(d)	6,788
Impairment of long lived assets	87	—	—		87
Restructuring costs and other special charges	(101)	—	—		(101)
Amortization of intangible assets	12	—	—		12
Total operating expenses	21,271	(11,918)	3,245		12,598
Loss from operations	(6,607)	5,391	(3,379)		(4,595)
Other income, net	958	—	—		958
Loss from continuing operations	(5,649)	5,391	(3,379)		(3,637)

Loss per share from continuing operations:
Basic	$(0.09)				$(0.06)
Diluted	$(0.09)				$(0.06)
Shares used in per share calculations:
Basic	61,454				61,454
Diluted	61,454				61,454

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

VA SOFTWARE CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FROM CONTINUING OPERATIONS
Year Ended July 31, 2004
(In thousands, except per share amounts, unaudited)

	VA Software Historical	SFEE Business (c)	Pro Forma Adjustments		Pro Forma

Net revenue:
Online Media revenue	$9,728	$—	$—		$9,728
E-commerce revenue	12,567	—			12,567
Software revenue	4,995	(4,995)	—		—
Other revenue	49	—	—		49
Total net revenue	27,339	(4,995)	—		22,344
Cost of revenue:
Online Media cost of revenue	2,969	—	—		2,969
E-commerce cost of revenue	10,225				10,225
Software cost of revenue	1,860	(1,860)	—		—
Other cost of revenue	(12)	—	—		(12)
Total cost of revenue	15,042	(1,860)	—		13,182
Gross margin	12,297	(3,135)	—		9,162
Operating expenses:
Sales and marketing	9,910	(5,493)	—		4,417
Research and development	6,354	(4,635)	—		1,719
General and administrative	4,421	(1,907)	4,522	(d)	7,036
Restructuring costs and other special charges	3,209	—	—		3,209
Amortization of deferred stock compensation	20	—	—		20
Amortization of intangible assets	12	—	—		12
Total operating expenses	23,926	(12,035)	4,522		16,413
Loss from operations	(11,629)	8,900	(4,522)		(7,251)
Remeasurement of warrant liability	1,566	—			1,566
Other income, net	1,801	—	—		1,801
Loss from continuing operations	(8,262)	8,900	(4,522)		(3,884)

Loss per share from continuing operations:
Basic	$(0.14)				$(0.07)
Diluted	$(0.14)				$(0.07)
Shares used in per share calculations:
Basic	59,684				59,684
Diluted	59,684				59,684

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

VA SOFTWARE CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(In thousands)

Note 1 - Basis of Presentation

The preceding unaudited pro forma consolidated financial statements are based upon VA Software Corporation's ("the Company") historical results of operations and financial condition, adjusted to reflect the pro forma effect of the sale of the Company's SourceForge Enterprise Edition business ("SFEE") to CollabNet, Inc. The historical condensed consolidated financial information presented herein should be read in conjunction with the audited consolidated financial statements and notes in the Company’s annual report on Form 10-K for the fiscal year ended July 31, 2006.

Note 2 - Pro Forma Balance Sheet Adjustments

The following pro forma consolidated balance sheet adjustments below assume that the transaction occurred as of January 31, 2007. The Company is currently in the process of determining the gain on the sale of SFEE and therefore the pro forma adjustments do not reflect any such gain resulting from this disposal.

(a)  Represents the book value as of the balance sheet date of the assets sold and liabilities assumed by CollabNet, Inc.
(b)  Represents the book value as of the balance sheet date of other assets and liabilities related to SFEE, but which were not assumed by CollabNet, Inc. including accounts receivable of $1,303, accrued expenses of $5, accrued employee compensation and benefits of $470 and customer advanced payments of $108.

Note 3 - Pro Forma Income Statement Adjustments

The following pro forma statement of operations adjustments below assume that the transaction occurred as of August 1, 2004.

(c) To eliminate the historical operating results of SFEE, which are also disclosed as the Software Business in our Annual Report on 10-K for the year ended July 31, 2006 and our Quarterly Report on Form 10-Q for the six months ended January 31, 2007.

(d) Pro forma adjustment to adjust for allocations of overhead expenses for facilities and information technology shared services as well as corporate expenses, net of corporate employees dedicated to SFEE.